Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,302.37
Total Transaction Valuation	8,506,645.00
Total Offset Amount	612.70
Net Fee	$ 689.67